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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                          ____________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 31, 1994
                                                    ------------

                  Marshall & Ilsley Corporation
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Wisconsin             0-1220          39-0968604
- - - ---------------------------- ------------  ----------------------
(State of other jurisdiction  (Commission     (IRS Employer
     of incorporation)       File Number)  Identification Number)


770 North Water Street, Milwaukee, WI                    53202
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:   (414) 765-7801

  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On May 31, 1994, Valley Bancorporation ("Valley") merged (the "Merger") with and into Marshall & Ilsley Corporation ("M&I"), pursuant to an Agreement and Plan of Merger dated as of September 19, 1993 between Valley and M&I (the "Merger Agreement"). Pursuant to the Merger Agreement, each outstanding share of Valley common stock, $.50 par value (the "Valley Common Stock"), was converted into 1.72 shares of M&I common stock, $1.00 par value ("M&I Common Stock"), with cash in lieu of fractional shares. On May 31, 1994, there were 20,771,197 shares of Valley Common Stock outstanding.

          For further information with respect to the Merger, reference is hereby made to the Joint Proxy Statement - Prospectus of M&I dated December 30, 1993, a copy of which was previously reported (within the meaning of instruction B.3 to Form 8-K) by M&I in its Current Report on Form 8-K dated February 23, 1994 and M&I's Press Release dated May 31, 1994 which is included as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

          (a)  Financial Statements of Businesses Acquired
               -------------------------------------------

          The following audited consolidated financial statements of Valley, including the notes thereto, are contained in Valley's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, which was previously reported by M&I as Exhibit 99 to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994:

          Report of Independent Accountants

          Consolidated Statements of Financial Position as of
          December 31, 1993 and 1992

          Consolidated Statements of Income for the years ended
          December 31, 1993, 1992 and 1991

          Consolidated Statements of Shareholders' Equity for the years ended December 31, 1993, 1992 and 1991

          Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991

          Notes to Consolidated Financial Statements

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          The following unaudited consolidated financial statements of
Valley, including the notes thereto, are contained in Valley's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994, which was previously reported by M&I in its Current Report on Form 8-K dated May 17, 1994:

          Consolidated Statement of Financial Position as of March 31, 1994

          Consolidated Statements of Income for the three months ended March 31, 1994 and March 31, 1993

          Consolidated Statements of Shareholders' Equity for the three months ended March 31, 1994 and March 31, 1993

          Consolidated Statements of Cash Flows for the three months ended March 31, 1994 and March 31, 1993

          Notes to Consolidated Financial Statements

          (b)  Pro forma Financial Information
               -------------------------------

          The following unaudited pro forma combined condensed financial information was previously reported as Exhibits 99.1 and 99.2 to M&I's Quarterly Report on Form 10-Q for the three months ended March 31, 1994:

          Pro Forma Combined Condensed Balance Sheets as of March 31, 1994

          Pro Forma Combined Condensed Income Statements for the three months ended March 31, 1994 and March 31, 1993 and the year ended December 31, 1993

          The following unaudited pro forma combined condensed financial information was previously reported in M&I's Current Report on Form 8-K dated February 23, 1994:

          Pro Forma Combined Condensed Income Statements for the years ended December 31, 1992 and 1991

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          (c)  Exhibits
               --------

               Exhibit No.         Description
               -----------         -----------

                    99.1           Press Release dated
                                   May 31, 1994

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Marshall & Ilsley Corporation


                              /s/ M.A. Hatfield
                              --------------------------------
                              M.A. Hatfield, Senior Vice
                              President and Secretary


Date:  June 10, 1994